Exhibit 10.5

EXECUTION VERSION

AMENDMENT TO THE WARRANT AGREEMENT

This Amendment to the Warrant Agreement (this “Amendment”), dated as of February 28, 2019, is made, subject to the condition on effectiveness below, by and between Affinion Group Holdings, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), American Stock Transfer & Trust Company, LLC, a limited liability trust company organized under the laws of the State of New York (the “Warrant Agent”), and the Holders of two-thirds of the outstanding Warrants. Capitalized terms used and not defined herein shall have the meaning ascribed thereto in the Warrant Agreement (as defined below).

WHEREAS, the Company and the Warrant Agent had entered into that certain Warrant Agreement, dated as of May 10, 2017 (the “Warrant Agreement”);

WHEREAS, in connection with the exchange offer (the “Exchange Offer”), rights offering and other transactions contemplated by the Support Agreement, the Company desires to amend the terms of the Warrant Agreement to cause the Warrants to be mandatorily exercised into shares of Common Stock in cashless exercises prior to a merger of AGHI Merger Sub, Inc., a wholly owned subsidiary of the Company, with and into the Company (the “Merger”);

WHEREAS, pursuant to Section 14 of the Warrant Agreement, amendments to the Warrant Agreement require the written consent of (i) the Company, (ii) the Warrant Agent and (iii) the Holders of two-thirds of the outstanding Warrants; and

WHEREAS, the undersigned Holders hold two-thirds of the outstanding Warrants.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Amendments to the Warrant Agreement

(a)    Section 4(b) – Adjustments – Reorganization, Reclassification, Consolidation, Merger or Sale of Assets. Section 4(b) of the Warrant Agreement is hereby amended and restated as follows:

Mandatory Exercise Immediately prior to the Consummation of the Merger. Subject to and immediately prior to consummation of the Merger, without further action on behalf of the Holders, each Warrant shall be mandatorily exercised in full pursuant to a Cashless Exercise in accordance with Section 3(a)(ii)(C). Any and all requirements set forth in Section 3(a) regarding the delivery of the Warrant Exercise Documentation and any other right of the Company to restrict the exercise of the Warrants in connection with the Merger shall be deemed to have been waived by the Company and the Warrant Agent. The Company shall be solely responsible for any calculations of the Cashless Exercise under this Section 4(b), and upon the completion of such Cashless Exercise the Company will direct the Warrant Agent of the issuance of new

Common Stock. Notwithstanding anything in Section 3(b) to the contrary, the Company shall not be required to deliver certificates in respect of the Common Stock validly issued upon exercise of any Warrant pursuant to this Section 4(b) and such Common Stock shall be held in book-entry form on the transfer books of the Company.

(b)    Section 20 – Termination. Section 20 of the Warrant Agreement is hereby amended and restated as follows:

This Agreement shall terminate upon the earlier of (i) one day after the end of the Exercise Period or, if and to the extent applicable, the delivery by the Company to the Holders of all Common Stock and other securities or property in respect of all Warrants duly exercised during the Exercise Period, (ii) when all Warrants have been exercised upon the delivery to the Holders of all Common Stock and other securities or property in respect of all Warrants duly exercised and (iii) when all Warrants have been exercised and/or cancelled. Notwithstanding the foregoing, Section 13(b) shall survive the termination of this Agreement and the resignation or removal of the Warrant Agent. Notwithstanding any Warrant Certificates evidencing the issuance of Common Stock, the Warrants shall be terminated, cancelled and void after the Expiration Date.

(c)    Section 25 – Definitions – Definition of “Expiration Date”. The definition of “Expiration Date” in Section 25 of the Warrant Agreement is hereby amended and restated as follows:

“Expiration Date” means immediately prior to the consummation of the Merger and following the mandatory exercise of all Warrants pursuant to Section 4(b) herein.

(d)    Section 25 – Definitions. Section 25 of the Warrant Agreement is hereby amended by adding the following definitions in the appropriate places:

“Merger” means the merger of AGHI Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company, with and into the Company, with the Company as the surviving entity, as more fully described in the Support Agreement.

“Support Agreement” means that certain support agreement, dated on or about February 28, 2019 (as amended or supplemented from time to time), by and among the Company and certain of its subsidiaries that are signatories thereto and the investors and lenders that are from time to time signatories thereto.

2.    Waivers. The undersigned waive any right to notice under Section 24 of the Warrant Agreement with respect to the Merger or any transaction contemplated by the Support Agreement.

3.    Miscellaneous. This Amendment and the Warrant Agreement contain the complete agreement among the Company and the undersigned and supersede any prior understandings, agreements, letters of intent, or representations by or among such parties, written

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or oral, to the extent they relate to the subject matter hereof. Except as specifically amended hereby, the Warrant Agreement shall remain in full force and effect. This Amendment may be executed in multiple counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. This Amendment, to the extent signed and delivered by means of a facsimile machine or electronic delivery (i.e., by email of a PDF signature page), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

4.    Effectiveness. The effectiveness of this Amendment shall be conditioned on the consummation of the Exchange Offer. In the event that the Exchange Offer is not consummated, this Amendment shall automatically be void ab initio and have no force or effect.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment to be effective as of the date first written above.

THE COMPANY:

AFFINION GROUP HOLDINGS, INC.

By:	/s/ Gregory S. Miller
Name:	Gregory S. Miller
Title:	Executive Vice President, Chief Financial Officer and Chief Operating Officer

[Signature Page to Warrant Agreement Amendment]

THE WARRANT AGENT:

AMERICAN STOCK TRANSFER & TRUST
COMPANY, LLC

By:	/s/ Michael Legregin
	Name:	Michael Legregin
	Title:	Senior Vice President

[Signature Page to Warrant Agreement Amendment]

WARRANT HOLDERS:

METRO SPV LLC

By:	/s/ Andrew Hawkins
Name:	Andrew Hawkins
Title:	Authorized Signatory

Warrants:

967,660

[Signature Page to Warrant Agreement Amendment]

ELLIOTT ASSOCIATES, L.P.

By: Elliott Capital Advisors, L.P., as general partner

By: Braxton Associates, Inc., as general partner

By:	/s/ Elliot Greenberg
	Name:	Elliot Greenberg
	Title:	Vice President

Warrants:

682,187

[Signature Page to Warrant Agreement Amendment]

ELLIOTT INTERNATIONAL, L.P.

By: Hambledon, Inc., its General Partner

By: Elliott International Capital Advisors Inc., as attorney-in-fact

By:	/s/ Elliot Greenberg
	Name:	Elliot Greenberg
	Title:	Vice President

Warrants:

682,187

[Signature Page to Warrant Agreement Amendment]